Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 19, 2009 to the Credit Agreement referenced below is by and among (i) Potlatch Corporation, a Delaware corporation and a REIT (“Potlatch” or the “Company”), (ii) Potlatch Forest Holdings, Inc., a Delaware corporation (“Potlatch Forest”), (iii) Potlatch Land & Lumber, LLC, a Delaware limited liability company and a taxable REIT subsidiary of Potlatch (“Potlatch Land & Lumber”) (collectively, the “Borrowers”), (iv) certain Material Subsidiaries of the Borrowers from time to time party hereto as guarantors (the “Guarantors”), (v) each lender from time to time party hereto, and (vii) Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

W I T N E S S E T H

WHEREAS, a revolving credit facility has been established in favor of the Borrowers pursuant to the terms of that Credit Agreement dated as of December 8, 2008 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Guarantors, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to this Agreement, dated as of November 19, 2009.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(b) The definition of “Guarantors” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence contained in such definition and inserting the following new sentence in lieu thereof:

“As of the First Amendment Effective Date, the Guarantors are (i) PFHI Idaho Investment LLC, (ii) Potlatch Timberlands, LLC, (iii) Potlatch Lake States Timberlands, LLC, (iv) Potlatch Minnesota Timberlands, LLC and (v) Potlatch Wisconsin Timberlands, LLC.”

(c) Section 6.10(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 6.10(c) in lieu thereof:

“Funded Indebtedness to Capitalization Ratio. At all times the Funded Indebtedness to Capitalization Ratio shall be less than or equal to 60.0%.”

(d) Section 7.01(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 7.01(b) in lieu thereof:

(b) “Indebtedness of the Borrowers and their Subsidiaries set forth in Schedule 7.01 (and renewals, refinancings and extensions thereof; provided that (x) the amount of such Indebtedness is not increased at the time of such renewal, refinancing or extension, (y) the terms of such renewal, refinancing or extension are materially not less favorable to such Borrowers or Subsidiary, taken as a whole and (z) the maturity date of such renewal, refinancing or extension shall be a date after the Maturity Date);

(e) Section 7.01(f) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 7.01(f) in lieu thereof:

“(f) in addition to the Indebtedness otherwise permitted by this Section 7.01, other Indebtedness incurred by the Borrowers or any of its Subsidiaries after the First Amendment Effective Date, provided that (i) with respect to any Indebtedness that exceeds in the aggregate 5% of Consolidated Total Assets in principal amount such Indebtedness shall be unsecured, (ii) the Borrowers shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of such Indebtedness and to the concurrent retirement of any other Indebtedness of any Consolidated Party, the Loan Parties would be in compliance with the financial covenants set forth in Section 6.10(a)-(c) and (iii) the aggregate principal amount of such Indebtedness shall not exceed $150,000,000; and”

(f) Section 7.01(g) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 7.01(g) in lieu thereof:

“(g) Indebtedness pursuant to (i) the Credit Sensitive Debentures in an aggregate outstanding principal amount not to exceed $100,000,000, (ii) the 6.95% Debentures in an aggregate outstanding principal amount not to exceed $22,500,000 and (iii) the Medium-Term Notes in an aggregate outstanding principal amount not to exceed

2

$48,800,000, including, in the case of clauses (ii) and (iii), any renewals, refinancings and extensions thereof; provided that (w) the amount of such Indebtedness is not increased at the time of such renewal, refinancing or extension, (x) the terms of such renewal, refinancing or extension are materially not less favorable to such Borrowers or Subsidiary, taken as a whole, (y) such Indebtedness is unsecured, and (z) the maturity date of such renewal, refinancing or extension shall be a date after the Maturity Date; and

(g) Section 7.01 of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of clause (f) of such Section and inserting the following new clause (h) immediately following clause (g) of such Section:

“(h) unsecured Indebtedness owing by the Company pursuant to the 7 1/2% Senior Notes issued on November 3, 2009 and due 2019 in an aggregate principal amount not to exceed $150,000,000 (and renewals, refinancings and extensions thereof; provided that (x) the amount of such Indebtedness is not increased at the time of such renewal, refinancing or extension, (y) the terms of such renewal, refinancing or extension are materially not less favorable to such Borrowers or Subsidiary, taken as a whole and (z) the maturity date of such renewal, refinancing or extension shall be a date after the Maturity Date).”

3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Borrowers, the Guarantors, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to the Administrative Agent;

(b) the Borrowers shall have paid to the Administrative Agent (or one of its Affiliates, as applicable) (a) a non-refundable cash amendment fee in dollars for distribution to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 12:00 noon (Pacific time) on November 19, 2009, in an amount equal to 15.0 basis points of the Commitments of such Lender outstanding on the First Amendment Effective Date (immediately prior to the occurrence thereof) and (b) all other fees required to be paid on or before the First Amendment Effective Date;

(c) the Borrowers shall have paid all reasonable fees, expenses and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the First Amendment Effective Date, plus such additional amounts of reasonable fees, expenses and disbursements of counsel to the Administrative Agent as shall constitute its reasonable estimate of reasonable fees, expenses and disbursements of counsel to the Administrative Agent incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent);

3

(d) after giving effect to this Amendment, the representations and warranties of the Loan Parties contained in Section 4 of this Amendment, Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, shall be true and correct in all respects) as of such date; and

(e) no Default or Event of Default shall exist and be continuing as of the First Amendment Effective Date.

4. Representations and Warranties. Each of the Borrowers and the Guarantors hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrowers or the Guarantors or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or the other Loan Documents on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

5. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4

7. Counterparts; Facsimile; Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or email (in PDF format) by any party hereto shall be effective as such party’s original executed counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

10. Reaffirmation. Each of the Loan Parties party hereto acknowledges and agrees that it is a Loan Party under the Credit Agreement, that it is bound by all terms of the Credit Agreement applicable to a Borrower or a Guarantor, as applicable, and that it is responsible for the observance and full performance of its respective obligations under the Credit Agreement and the Loan Documents. The Loan Parties agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Loan Parties’ obligations under the Credit Agreement or the other Loan Documents. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Pledge Agreement and the Timberland Mortgages) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	POTLATCH CORPORATION,
a Delaware corporation

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, CFO

POTLATCH FOREST HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, CFO

POTLATCH LAND & LUMBER, LLC,
a Delaware limited liability company

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, CFO

GUARANTORS:	PFHI IDAHO INVESTMENT LLC,
a Delaware limited liability company

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, CFO

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

POTLATCH TIMBERLANDS, LLC,
a Delaware limited liability company

By:	/s/ Eric J. Cremers
Name:	Eric J. Cremers
Title:	Vice President, CFO

POTLATCH LAKE STATES TIMBERLANDS, LLC, a Delaware limited liability company

By:	/s/ Eric J. Cremers
Name:	Eric J. Cremers
Title:	Vice President, CFO

POTLATCH MINNESOTA TIMBERLANDS, LLC, a Delaware limited liability company

By:	/s/ Eric J. Cremers
Name:	Eric J. Cremers
Title:	Vice President, CFO

POTLATCH WISCONSIN TIMBERLANDS, LLC, a Delaware limited liability company

By:	/s/ Eric J. Cremers
Name:	Eric J. Cremers
Title:	Vice President, CFO

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthea Del Bianco
	Name:	Anthea Del Bianco
	Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender

	By:	/s/ Michael L. Letson, Jr
	Name:	Michael L. Letson, Jr
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Janice T. Thede
	Name:	Janice T. Thede
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ Deborah Watson
	Name:	Deborah Watson
	Title:	Senior Vice President

COOPERATIEVE CENTRALE RAIFFEISEN – BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL” NEW YORK BRANCH

	By:	/s/ Marina Kremer
	Name:	Marina Kremer
	Title:	Executive Director

	By:	/s/ Rebecca O. Morrow
	Name:	Rebecca O. Morrow
	Title:	Executive Director

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, PCA

By:	/s/ Jim D. Allen
Name:	Jim D. Allen
Title:	Senior Vice President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

STERLING SAVINGS BANK

By:	/s/ Saia Young
Name:	Saia Young
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kevin F. Sullivan
Name:	Kevin F. Sullivan
Title:	Senior Vice President

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Assistant Vice President

COBANK, ACB

By:	/s/ Pete Hoffine
Name:	Pete Hoffine
Title:	Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

AMERICAN AGCREDIT, PCA

By:	/s/ Sean P. O’Day
Name:	Sean P. O’Day
Title:	Senior Vice President

CAPITAL FARM CREDIT

By:	/s/ Robert P. Abbott
Name:	Robert P. Abbott
Title:	President Corporate Lending

BADGERLAND FINANCIAL

By:	/s/ Larry Coulthard
Name:	Larry Coulthard
Title:	VP Loan Participation & Capital Markets

FIRST PIONEER FARM CREDIT

By:	/s/ James M. Papai
Name:	James M. Papai
Title:	Senior Vice President

FARMCREDIT SERVICES OF THE MOUNTAIN PLAINS

By:	/s/ Bradley K. Leafgren
Name:	Bradley K. Leafgren
Title:	Vice President

POTLATCH CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT